Exhibit 10.31

EXECUTION VERSION

CONSENT AND AMENDMENT NO. 14 TO CREDIT AGREEMENT

This CONSENT AMENDMENT NO. 14 TO CREDIT AGREEMENT (this “Consent and Amendment”) is dated as of December 24, 2008 by and among INTERNATIONAL TEXTILE GROUP, INC., a Delaware corporation (“ITG”), the other Borrowers and Credit Parties signatory hereto, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, for itself and as Agent, and the other Lenders signatory hereto. Unless otherwise specified herein, capitalized terms used in this Consent and Amendment shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).

R E C I T A L S:

WHEREAS, Borrowers, the other Credit Parties, the Agent and the Lenders entered into that certain Credit Agreement dated as of December 29, 2006 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, in connection with the Credit Agreement, the Agent, General Electric Capital Corporation, in its capacity as agent for the lenders party to the Mexican Facility, ITG and Canyon Capital Advisors LLC, as collateral agent for the subordinated creditors party thereto, entered into an Amended and Restated Subordination and Intercreditor Agreement dated as of April 14, 2008 (the “Existing Noteholder Subordination Agreement”);

WHEREAS, ITG and the other Borrowers and Credit Parties signatory hereto have requested that the Lenders authorize the Agent to amend and restate the Existing Noteholder Subordination Agreement on terms set forth herein;

WHEREAS, the parties to the Credit Agreement have agreed to an amendment to the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1 Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by deleting the “and” at the end of clause (u) thereof, deleting the “.” at the end of clause (v) thereof and inserting “; and” in its place and inserting the following clause (w) thereto:

“(w) Liens on Collateral as long as (i) such Liens solely secure payment and performance of the 18% Senior Note Subordinated Indebtedness and (ii) such Liens are, pursuant to the Noteholder Subordination Agreement, subordinated to the Liens thereon in favor of the Agent.”

2 Amendment to Section 5.4. Section 5.4(p) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(p) (i) the Narricot Subordinated Loan, only if such loan is evidenced by a subordinated promissory note in form and substance satisfactory to the Agent, (ii) the transfer by ITG of all of the Stock or Stock Equivalents of Automotive Safety Components International, Inc. to BST in connection with the Permitted Reorganization Transactions so long as contemporaneously with such transfer the promissory note evidencing the Narricot Subordinated Loan is converted into Stock of BST, which Stock shall be pledged to the Subordinated Creditors pursuant to the Noteholder Subordination Agreement, and (iii) the Subordinated Seller Note, which shall be pledged to the Subordinated Creditors pursuant to the Noteholder Subordination Agreement.”

3 Amendment to Section 7.1. Section 7.1(e) of the Credit Agreement is hereby amended by deleting the clause “(y) the holders of the 18% Senior Note Subordinated Indebtedness deliver a Subordinated Debt Default Notice to the Agent that triggers the commencement of the 120 day period described in Section 2.4 of the Subordinated and Intercreditor dated as of May 30, 2007, by and among the holders of the 18% Senior Note Subordinated Indebtedness, ITG and the Agent; or” and replacing it with the following:

“(y) the holders of the 18% Senior Note Subordinated Indebtedness deliver a Subordinated Debt Default Notice to the Agent that triggers the commencement of the applicable period described in Section 2.4 of the Noteholder Subordination Agreement; or”

4 Amendments to Section 11.1. Section 11.1 of the Credit Agreement is hereby amended as follows:

(i) the definition of “18% Senior Note Documents” is hereby amended and restated in its entirety to read as follows:

“‘18% Senior Note Documents’ means (i) the Senior Subordinated Note Purchase Agreement, dated as of June 6, 2007 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the Noteholder Subordination Agreement, the “Senior Note Purchase Agreement”) among ITG and the purchasers from time to time party thereto (the “Senior Note Purchasers”), (ii) the $80,000,000 aggregate principal amount of 18.00% Senior Subordinated Notes due 2011 issued to the Senior Note Purchasers on June 6, 2007 (such notes, the “Initial Notes”), any “PIK Notes” (as defined in the Initial Notes) and any such notes issued in substitution for the Initial Notes pursuant to Section 14 of the Senior Note Purchase Agreement and (iii) the Amended and Restated Pledge Agreement dated as of April 15, 2008 made by ITG in favor of the Senior Note Purchasers.”

(ii) the definition of “Loan Documents” is hereby amended and restated in its entirety to read as follows:

“‘Loan Documents’ means this Agreement, the Notes, the Fee Letter, the Collateral Documents, the German Factoring Agreement, the Mexican Sale Agreement, the Intercreditor Agreement, the Noteholder Subordination Agreement and all documents delivered to the Agent and/or any Lender in connection with any of the foregoing.”

(iii) the definition of “Permitted Subordinated Debt Payments” is hereby amended and restated in its entirety to read as follows:

“‘Permitted Subordinated Debt Payments’ shall have the meaning ascribed thereto in the Noteholder Subordination Agreement.”

(iv) the following defined terms are hereby added to Section 11.1 in proper alphabetical order:

“‘Noteholder Subordination Agreement’ means that certain Second Amended and Restated Subordination and Intercreditor Agreement dated as of December 24, 2008 by and among Clearlake Capital Partners, LLC, as collateral agent on behalf of Canyon Value Realization Fund, L.P., CCP F, L.P., Reservoir Capital Partners, L.P., Reservoir Capital Investment Partners, L.P. and Reservoir Capital Master Fund II, L.P., General Electric Capital Corporation, as agent for the Lenders and the lenders under the Mexican Facility, and ITG.”

“‘Subordinated Creditors’ shall have the meaning ascribed thereto in the Noteholder Subordination Agreement.”

5 Consent. Each of the Lenders signatory hereto hereby consents to the terms of, and authorizes and directs the Agent to execute and deliver, the Second Amended and Restated Subordination and Intercreditor Agreement, substantially in the form attached as Exhibit I hereto (the “Second Amended and Restated Noteholder Subordination Agreement”).

6 Representations and Warranties. In order to induce Agent and the Lenders to enter into this Consent and Amendment, each Borrower and each other Credit Party represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Consent and Amendment), that:

(a) the execution, delivery and performance by each Credit Party of this Consent and Amendment has been duly authorized by all necessary corporate and partnership action and this Consent and Amendment is a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms; and

(b) upon the effectiveness of this Consent and Amendment, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Consent and Amendment after giving effect to this Consent and Amendment and the transactions contemplated hereby.

7 Conditions to Effectiveness. This Consent and Amendment shall be effective on the date when each of the following conditions have been met:

(a) this Consent and Amendment shall have been duly executed and delivered by each Borrower, each other Credit Party party hereto, Agent and the Required Lenders;

(b) the Credit Parties shall have duly authorized, executed and delivered such further agreements, instruments and documents set forth on Schedule 1 hereto to the Agent;

(c) the Second Amended and Restated Noteholder Subordination Agreement shall have been duly executed and delivered by each of the parties thereto;

(d) Agent, for the ratable benefit of the Lenders, as consideration for the execution and delivery of this Consent and Amendment, shall have received an amendment fee in the amount of $100,000, which amendment fee shall be fully earned on the date hereof and shall be non-refundable when paid.

8 Miscellaneous.

8.1 Effect; Ratification.

(a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, each Credit Party reaffirms its guaranty of the Obligations and the Liens securing those guaranties.

(b) The execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Consent and Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c) Each Credit Party acknowledges and agrees that the amendments set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and the Lenders of this Consent and Amendment shall not be deemed (i) except as expressly provided in this Consent and Amendment, to be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar amendments under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Consent and Amendment.

8.2 Counterparts and Signatures by Fax. This Consent and Amendment may be executed in any number of counterparts, each such counterpart constituting an original but all together one and the same instrument. Any party delivering an executed counterpart of this Consent and Amendment by fax shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Consent and Amendment.

8.3 Severability. In case any provision in or obligation under this Consent and Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

8.4 Loan Document. This Consent and Amendment shall constitute a Loan Document.

8.5 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Consent and Amendment as of the date first above written.

BORROWERS:

INTERNATIONAL TEXTILE GROUP, INC.
BURLINGTON INDUSTRIES LLC
CONE JACQUARDS LLC
CONE DENIM LLC
CARLISLE FINISHING LLC
SAFETY COMPONENTS FABRIC TECHNOLOGIES, INC.

By:	/s/
Name:
Title:

NARRICOT INDUSTRIES LLC

By:	International Textile Group, Inc., its sole member

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 14 to Credit Agreement]

OTHER CREDIT PARTIES:

APPAREL FABRICS PROPERTIES, INC.
BURLINGTON INDUSTRIES V, LLC
CONE ADMINISTRATIVE AND SALES LLC
CONE INTERNATIONAL HOLDINGS II, INC.
INTERNATIONAL TEXTILE GROUP ACQUISITION GROUP LLC
BURLINGTON WORLDWIDE INC.
CONE DENIM WHITE OAK LLC
CONE INTERNATIONAL HOLDINGS, INC.
CONE ACQUISITION LLC
WLR CONE MILLS IP, INC.

By:	/s/
Name:
Title:

VALENTEC WELLS, LLC

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 14 to Credit Agreement]

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and a Lender

By:	/s/
Title:	Its Duly Authorized Signatory

[Signature Page to Amendment No. 14 to Credit Agreement]

UBS LOAN FINANCE LLC, as a Lender

By:	/s/
Name:
Title:	Director

By:	/s/
Name:
Title:	Director

[Signature Page to Amendment No. 14 to Credit Agreement]

THE CIT GROUP/COMMERCIAL SERVICES, INC., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 14 to Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 14 to Credit Agreement]

WELLS FARGO FOOTHILL LLC, as a Lender

By:	/s/
Name:
Title:

[Signature Page to Amendment No. 14 to Credit Agreement]